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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 1, 2003

                            NAUTICA ENTERPRISES, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      0-6708                 95-2431048
(State or Other Jurisdiction of   Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                              Identification No.)

                  40 West 57th Street, New York, New York 10019
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 541-5757
                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

    Exhibit             Description
    -------             -----------

     99.1 Registrant's press release dated May 1, 2003 announcing earnings for year and quarter ended March 1, 2003. *

                        * Furnished herewith.

Item 9. Regulation FD Disclosure.

      In accordance with SEC Release No. 33-8216, the following information, which is intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead being furnished under "Item 9. Regulation FD Disclosure." Such information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
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      On May 1, 2003, the Registrant issued a press release announcing its financial results for the quarter and year ended March 1, 2003. The entirety of the press release attached as Exhibit 99.1 hereto is not filed but is furnished pursuant to Item 12 of Form 8-K.

      The press release furnished as Exhibit 99.1 contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. To supplement our consolidated financial statements presented in accordance with GAAP, we are presenting non-GAAP measures of net income and earnings per share, which are adjusted from results based on GAAP to exclude the effect of certain special charges that were recorded during the periods covered. These non-GAAP measures have been included in the press release to provide a more meaningful understanding of our current financial performance.

Item 12.  Results of Operations and Financial Condition.

This Form 8-K furnishes information required under Item 12 of Form 8-K. See Item 9 above.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 1, 2003                      Nautica Enterprises, Inc.

                                        By:  /s/ Wayne A. Marino
                                             ----------------------------------
                                             Name:    Wayne A. Marino
                                             Title:   Senior Vice President and
                                                      Chief Financial Officer







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                                EXHIBIT INDEX

Exhibit         Description
-------         -----------

 99.1 Registrant's press release dated May 1, 2003 announcing earnings for year and quarter ended March 1, 2003.*

                *Furnished herewith.